UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2014

SCIO DIAMOND TECHNOLOGY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-54529	45-3849662
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

411 University Ridge Suite D Greenville, SC	29601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (864) 751-4880

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On August 27, 2014, Scio Diamond Technology Corporation (the “Company”) issued a press release announcing that it plans to hold its 2014 Annual Meeting of Stockholders on Wednesday, October 29, 2014.  The Company has not convened an annual meeting of the stockholders since the Company, formerly known as “Krossbow Holding Corporation”, acquired the assets of a corporation with the name “Scio Diamond Technology Corporation” on August 5, 2011.  As a result, in the press release the Company disclosed the deadline determined for the submission of stockholder proposals for the 2014 annual meeting.

A copy of the above-referenced press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued on August 27, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SCIO DIAMOND TECHNOLOGY CORPORATION
(Registrant)

Date: August 27, 2014	By:	/s/ Gerald McGuire
Gerald McGuire
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued on August 27, 2014